VOYA MUTUAL FUNDS

Voya Global Perspectives® Fund

(the "Fund")

Supplement dated May 18, 2022

to the Fund's Class A, Class C, Class I, Class R, Class T and Class W shares Prospectus dated February 28, 2022

(the "Prospectus")

Effective May 18, 2022, the Fund's Prospectus is revised as follows:

1.The section of the Prospectus entitled "Key Information About the Underlying Funds" is revised to delete Voya Intermediate Bond Fund and Voya MidCap Opportunities Fund as Underlying Funds for the Fund.

2.The section of the Prospectus entitled "Key Information About the Underlying Funds" is revised to include the following Underlying Funds.

Underlying Fund: Voya Investment Grade Credit Fund

Investment Adviser: Voya Investments, LLC

Sub-Adviser: Voya Investment Management Co. LLC

Investment Objective: Maximize total return. Total return is a combination of income and capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade fixed-income securities. Investment-grade fixed-income securities are securities rated at least BBB- by S&P Global Ratings, Baa3 by Moody's Investors Service, Inc., BBB- by Fitch Ratings, or have an equivalent rating by a Nationally Recognized Statistical Rating Organization ("NRSRO"), or are deemed by the sub-adviser to be of comparable quality if unrated. The fund may concentrate its portfolio investments in any one industry or group of industries under certain circumstances. Generally, the fund will not invest in a security if, after the investment, more than 25% of its total assets would be invested in any one industry or group of industries, provided that the fund may invest between 25% and 35% of its total assets) in the securities of any one industry group or group of industries, if at the time of investment, that industry or group of industries represents 20% or more of the fund's primary benchmark index. The fund's primary benchmark index is the Barclays U.S. Corporate Index. As of June 30, 2021, the banking industry represented 20% or more of the primary benchmark index. The securities that the fund may invest in include, but are not limited to, the following: fixed-income securities issued by U.S. and foreign entities that are denominated in U.S. or foreign currencies, including, but not limited to, collateralized debt obligations, collateralized loan obligations, convertible bonds, collateralized mortgage obligations and U.S. and foreign mortgage-backed and asset-backed fixed-income securities; debt obligations that are denominated in U.S. or foreign currencies and issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities; preferred stocks; money market instruments; and municipal bonds. Generally, the sub-adviser maintains a dollar-weighted average duration between three and ten years for the fund. The fund may also invest up to 10% of its assets in high- yield (high risk) debt instruments, commonly referred to as "junk bonds." High-yield debt instruments are debt securities that, at the time of purchase, are not investment grade fixed-income securities as defined above. The high-yield bonds purchased by the fund will be rated at least B- by S&P Global Ratings, or B3 by Moody's Investors Service, Inc., or B- by Fitch Ratings, have an equivalent rating by an NRSRO, or are determined by the sub-adviser to be of comparable quality if unrated. The fund may invest in real estate securities including real estate investment trusts. The fund may also engage in dollar roll transactions, repurchase agreements and reverse repurchase agreements, options, futures and forward contracts involving securities, securities indices, foreign currencies, interest rates, and swap agreements, including credit default swaps. The fund typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the fund. In evaluating investments for the fund, the sub-adviser normally expects to take into account environmental, social, or governance factors, to determine whether any or all of those factors might have a significant effect on the performance, risks, or prospects of a company or issuer. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 331⁄3% of its total assets

Main Risks: Bank Instruments, company, concentration (Index), convertible securities, credit, credit default swaps, currency, derivative instruments, environmental, social and/or governance (strategy), foreign investments, high-yield securities, interest rate, investment model, liquidity, market, market capitalization, market disruption and geopolitical, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, real estate companies and real estate investment trusts, repurchase agreements, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: Voya Mid Cap Research Enhanced Index Fund

Investment Adviser: Voya Investments, LLC

Sub-Adviser: Voya Investment Management Co. LLC

Investment Objective: Long-term capital growth.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of mid-capitalization companies included in the S&P MidCap 400® Index. The fund may invest in derivative instruments including, but not limited to, index futures. The fund typically uses derivatives as a substitute for taking a position in the S&P MidCap 400® Index and for the purpose of maintaining equity market exposure on its cash balance. The fund may also invest in real estate-related securities including real estate investment trusts. In evaluating investments for the fund, the sub-adviser normally expects to take into account environmental, social, and governance factors, to determine whether any or all of those factors might have a material effect on the value, risks, or prospects of a company. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 331⁄3% of its total assets

Main Risks: Company, derivative instruments, environmental, social and/or governance (strategy), investment model, liquidity, market, market disruption and geopolitical, mid-capitalization company, other investment companies, real estate companies and real estate investment trusts, and securities lending.

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